SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

April 3, 2013

McCormick & Company, Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2013, the Registrant’s stockholders approved the Registrant’s 2013 Omnibus Incentive Plan (the “Plan”) at the Annual Meeting of Stockholders (the “Annual Meeting”). A detailed description of the Plan was included in Registrant’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2013 (the “Proxy Statement”). A copy of the Plan is filed as Exhibit 4.1 to the Registrant’s registration statement on Form S-8, filed with the SEC on April 3, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 3, 2013, the Registrant held its Annual Meeting, at which (i) directors were elected, (ii) the Plan was approved, and (iii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2013 was ratified. The proposals are described in detail in the Registrant’s Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1. The Registrant’s stockholders elected eleven directors to the Registrant’s Board of Directors, to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
John P. Bilbrey	9,623,870	75,832	29,190	1,279,560
J. Michael Fitzpatrick	9,613,561	86,385	28,946	1,279,560
Freeman A. Hrabowski, III	9,632,887	58,336	37,669	1,279,560
Patricia Little	9,629,161	72,095	27,636	1,279,560
Michael D. Mangan	9,624,583	74,904	29,405	1,279,560
Margaret M.V. Preston	9,630,704	70,160	28,028	1,279,560
George A. Roche	9,539,629	160,757	28,506	1,279,560
Gordon M. Stetz, Jr.	9,638,089	65,819	24,984	1,279,560
William E. Stevens	9,557,581	145,013	26,298	1,279,560
Jacques Tapiero	9,621,565	77,789	29,538	1,279,560
Alan D. Wilson	9,641,827	70,354	16,711	1,279,560

2. The Registrant’s stockholders approved the Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,411,279	201,028	116,585	1,279,560

3. The Registrant’s stockholders ratified the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2013. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
10,884,948	104,570	18,934	0

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: April 8, 2013	By: /s/ W. Geoffrey Carpenter
W. Geoffrey Carpenter
Vice President, General Counsel & Secretary